Exhibit 99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Funds II of our reports dated October 23, 2017 and October 26, 2017, relating to the financial statements and financial highlights for the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the periods ended August 31, 2017. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Policy Regarding Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 26, 2017

Appendix A

John Hancock Funds II:
Fund Name	Opinion Date
John Hancock Alternative Asset Allocation Fund	10/23/2017
John Hancock Blue Chip Growth Fund	10/23/2017
John Hancock Emerging Markets Debt Fund	10/23/2017
John Hancock Emerging Markets Fund	10/23/2017
John Hancock Equity Income Fund	10/23/2017
John Hancock Global Equity Fund	10/23/2017
John Hancock Income Allocation Fund	10/23/2017
John Hancock International Small Company Fund	10/23/2017
John Hancock Multi-Index 2010 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2015 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2020 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2020 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2025 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2025 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2030 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2030 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2035 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2035 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2040 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2040 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2045 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2045 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2050 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2050 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2055 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2055 Preservation Portfolio	10/23/2017
John Hancock Multi-Index 2060 Lifetime Portfolio	10/23/2017
John Hancock Multi-Index 2060 Preservation Portfolio	10/23/2017
John Hancock Multi-Index Income Preservation Portfolio	10/23/2017
John Hancock Multimanager 2010 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2015 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2020 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2025 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2030 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2035 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2040 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2045 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2050 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2055 Lifetime Portfolio	10/23/2017
John Hancock Multimanager 2060 Lifetime Portfolio	10/23/2017
John Hancock Natural Resources Fund	10/23/2017
John Hancock New Opportunities Fund	10/23/2017
John Hancock Redwood Fund	10/23/2017
John Hancock Small Cap Value Fund	10/23/2017
John Hancock Strategic Income Opportunities Fund	10/23/2017
John Hancock U.S. Growth Fund	10/23/2017

Fund Name	Opinion Date
John Hancock Asia Pacific Total Return Bond Fund	10/26/2017
John Hancock Capital Appreciation Fund	10/26/2017
John Hancock Capital Appreciation Value Fund	10/26/2017
John Hancock Core Bond Fund	10/26/2017
John Hancock Floating Rate Income Fund	10/26/2017
John Hancock Fundamental Global Franchise Fund	10/26/2017
John Hancock Global Bond Fund	10/26/2017
John Hancock Global Real Estate Fund	10/26/2017
John Hancock Health Sciences Fund	10/26/2017
John Hancock High Yield Fund	10/26/2017
John Hancock International Growth Stock Fund	10/26/2017
John Hancock International Small Cap Fund	10/26/2017
John Hancock International Strategic Equity Allocation Fund	10/26/2017
John Hancock International Value Fund	10/26/2017
John Hancock Investment Quality Bond Fund	10/26/2017
John Hancock Mid Cap Stock Fund	10/26/2017
John Hancock Mid Value Fund	10/26/2017
John Hancock Multi-Index Lifestyle Aggressive Portfolio	10/26/2017
John Hancock Multi-Index Lifestyle Balanced Portfolio	10/26/2017
John Hancock Multi-Index Lifestyle Conservative Portfolio	10/26/2017
John Hancock Multi-Index Lifestyle Growth Portfolio	10/26/2017
John Hancock Multi-Index Lifestyle Moderate Portfolio	10/26/2017
John Hancock Real Estate Equity Fund	10/26/2017
John Hancock Real Estate Securities Fund	10/26/2017
John Hancock Real Return Bond Fund	10/26/2017
John Hancock Science & Technology Fund	10/26/2017
John Hancock Short Term Government Income Fund	10/26/2017
John Hancock Small Cap Growth Fund	10/26/2017
John Hancock Small Company Growth Fund	10/26/2017
John Hancock Small Company Value Fund	10/26/2017
John Hancock Spectrum Income Fund	10/26/2017
John Hancock Strategic Equity Allocation Fund	10/26/2017
John Hancock Total Return Fund	10/26/2017
John Hancock U.S. High Yield Bond Fund	10/26/2017
John Hancock U.S. Strategic Equity Allocation Fund	10/26/2017